UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2007

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, the stockholders of America’s Car-Mart, Inc., a Texas corporation (the “Company”), by a vote held at the annual meeting of stockholders, approved (i) the adoption of the Company’s 2007 Stock Option Plan (the “2007 Plan”) and (ii) an amendment to the Company’s Stock Incentive Plan (the “Incentive Plan”) to increase to 150,000 the number of shares of common stock authorized for issuance under the Incentive Plan.

The terms and conditions of the 2007 Plan and the Incentive Plan are described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 28, 2007, in the sections entitled “Proposal No. 2 - Approval of 2007 Stock Option Plan” and “Proposal No. 3 – Approval of Amendment to Stock Incentive Plan,” which descriptions are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S CAR-MART, INC.

/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)
Date: October 18, 2007